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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 27, 1998
       -------------------------------------------------------------------


                                 BACOU USA, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

0-28040                                                               05-0470688
--------------------------------------------------------------------------------
Commission file number)                     (IRS Employer Identification Number)


                   10 Thurber Boulevard, Smithfield, RI 02917
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333
                                                            ------------

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Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial Statements of Business Acquired

            Report of Independent Accountants

            Consolidated Balance Sheets of Howard S. Leight & Associates, Inc. and Subsidiaries (d/b/a Howard Leight Industries) ("Leight") at December 31, 1997 and 1996

            Consolidated Statements of Income of Leight for the years ended December 31, 1997, 1996, and 1995

            Consolidated Statements of Shareholder's Equity of Leight for the years ended December 31, 1997, 1996, and 1995

            Consolidated Statements of Cash Flows of Leight for the years ended December 31, 1997, 1996, and 1995

            Notes to Financial Statements

(b)         Pro Forma Financial Information

            Unaudited Pro Forma Consolidated Statement of Income of Bacou USA, Inc. ("Bacou USA") and Leight for the year ended December 31, 1997

            Unaudited Pro Forma Consolidated Balance Sheet of Bacou USA and Leight at December 31, 1997

(c)         Exhibits

            Item 601
            Exhibit                   Exhibit Title
            --------                  -------------


            Exhibit 23 (a)     Consent of Coopers & Lybrand L.L.P.

            Exhibit 23 (b)     Consent of Coopers & Lybrand L.L.P.

            Exhibit 99 (a)     Report of Independent Accountants on
                               Consolidated Audited Financial Statements of
                               Howard S. Leight and Subsidiaries as of
                               December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996, and 1995; as described in Item 7(a) above

            Exhibit 99 (b)     Unaudited Pro Forma Consolidated Financial
                               Statements of Bacou USA and Leight at
                               and for the year ended December 31, 1997

            Exhibit 99 (c)     Real Estate Option and Right of First Refusal
                               Agreement

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SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BACOU USA, INC.
                                                Registrant


                                                By: /s/ Phillip B. Barr
                                                    ----------------------------
                                                    Phillip B. Barr
                                                    Executive Vice President and
                                                    Chief Financial Officer


Dated: April 15, 1998